Accounting Policies	3 Months Ended
Jun. 30, 2011
Accounting Policies
Stockholders' Equity, Policy [Policy Text Block]

NOTE 7 – STOCKHOLDERS’ EQUITY

In April 2011, we committed to issue a total of 1,812,085 restricted shares of common stock to our outside directors, at the closing price as of April 8, 2011 ($0.004), in lieu of cash for services rendered from July 1, 2010 through December 31, 2010.  These services were valued at $30,000; however, the board of directors agreed that the difference between the value of the restricted shares of common stock and their services would be recorded as contributed capital.

In April 2011, an outside board of director forfeited 292,308 shares of common stock.  These shares of common stock were previously committed to be issued by the company in March 2006, in lieu of cash for services rendered from September 1, 2004 through March 31, 2006 which were previously valued at $38,000.